Exhibit 10.2 CERTAIN IDENTIFIED INFORMATION, MARKED BY [**], HAS BEEN EXCLUDED FROM THIS AGREEMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.   Execution Version  1  Long Lead Material Reimbursement Agreement  This Long Lead Material Reimbursement Agreement ("LLM Agreement") is made by NuScale Power, LLC ("NuScale") and CFPP LLC, effective as of February 28, 2023 ("Effective Date").  Each of CFPP LLC and NuScale are herein referred to as a "Party' and together as the "Parties." The Parties intend that this LLM Agreement shall operate concurrent and in conjunction with that certain Development Cost Reimbursement Agreement, by and between CFPP LLC and NuScale, dated as of December 31, 2020, as amended ("DCRA"). Unless defined herein, capitalized terms have the meanings assigned to them in the DCRA.  RECITALS  WHEREAS, UAMPS and NuScale entered into the DCRA as of December 31, 2020;  WHEREAS, UAMPS assigned the DCRA and the Development Agreement to CFPP LLC as of December 31, 2020;  WHEREAS, effective April 30, 2021, the Parties executed the first amendment to the DCRA and the first amendment to the Development Agreement to extend the period of performance of certain obligations;  WHEREAS, effective May 3 1, 2021, the Parties executed the second amendment to the DCRA to extend the period of performance of certain additional obligations, reflect the adoption of a six-unit Project, and adopt mutually agreed changes to certain inputs to the Price Target assumptions;  WHEREAS, on or about February 28, 2023, the Parties intend to enter into the third amendment to the DCRA to adopt mutually agreed changes to certain inputs to Price Target assumptions based on changes in the energy, commodity and capital markets, raising the owner's cost cap, and include a requirement that the failure to achieve 80% subscription of 462 MW (370 MW) ("Subscription Target") by the completion of the ECT associated with the later of the completion of the Class 2 PCE or the COLA submittal be considered equivalent to the Project failing to meet the ECT subject to with certain related obligations for CFPP LLC;  WHEREAS, CFPP LLC plans to place orders for certain Long Lead Materials ("LLM"), as further detailed in Exhibit 1, pursuant to terms in the OEM Equipment Supply Agreement, which, while well developed, is still being negotiated by the Parties; and  WHEREAS, the Parties intend that certain reimbursement obligations in the DCRA shall also extend to LLM to the extent such LLM has been paid for by CFPP LLC.  NOW, THEREFORE, in consideration of the mutual promises and covenants made herein, the receipt and sufficiency of which is hereby acknowledged, and with the intent to be legally bound hereby, the Parties agree as follows:

Execution Version  2  AGREEMENT  I. The Recitals set forth above are hereby incorporated into this LLM Agreement as if set forth at length herein.  2. NuScale's obligations with respect to reimbursement are related to the LLM in Exhibit I hereto and such reimbursement obligations are limited to LLM ordered by CFPP LLC and amounts actually paid to NuScale by CFPP LLC for such LLM, any such reimbursement will be at 100% of costs actually paid to NuScale by CFPP.  3. The Parties acknowledge that orders placed for LLM shall be subject to the terms of the OEM Equipment Supply Agreement as of the later of how it exists as of the Effective Date or as finally executed by the Parties. CFPP LLC shall have no payment obligation to NuScale for the LLM until the parties have reached agreement on an appropriate task order or on the OEM Equipment Supply Agreement.  4. NuScale agrees that should NuScale be obligated to reimburse CFPP LLC pursuant to the terms of Paragraph 3.a. of the DCRA, that the reimbursement obligation shall include amounts actually paid to NuScale by CFPP LLC for LLM up to the reimbursement cap in Exhibit 1. It is the intent of this LLM Agreement to include all the same terms, options, and remedies to CFPP LLC and NuScale as are included in the DCRA as they relate to the reimbursement obligation.  5. Should NuScale complete reimbursement for LLM as provided in this Agreement, NuScale shall have the option to take possession of the LLM. Should NuScale elect to take the LLM, NuScale will have all of CFPP LLC's right, title and interest in and to these projects assets with no amounts owed by or due from CFPP LLC with respect to the LEM.  6. The DOE's contingent rights with respect to the Project Assets, including the LLM, as set forth in Attachment B6 to the New Multi-year Award, are not affected by this Agreement and will be subject to a letter agreement to be negotiated between NuScale and DOE.  7. NuScale shall provide credit support for its reimbursement obligation for LLM costs under the same terms and conditions as the DCRA.  [signature page follows]

Execution Version  3    IN WITNESS WHEREOF, the Parties hereto have entered into this LLM Agreement as of the Effective Date. For CFPP LLC:  For NuScale:  By:    Name:  Mason Baker  Name:  Title:  President  Title:

Execution Version    WITNESS WHEREOF, the Parties hereto have entered into this LLM Agreement as of the Effective Date.  For CFPP LLC: For NuScale:    Name: Name: John Hopkins     Title:Title: President & CEO      3

Execution Version      Exhibit 1  Long Lead Materials  The following is a list of LLM the total value of which shall not exceed $49 million during Phase I as that term is defined in the DCRA. NuScale's reimbursement obligation is limited to LLM ordered and amounts actually paid to NuScale by CFPP LCC, less any cost share paid by DOE, for the following LLM: [**]   4